Financial instruments	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial instruments [Text Block]

28. Financial instruments

(a)     Fair value and carrying value of financial instruments:

The following presents the fair value ("FV") and carrying value ("CV") of Hudbay's financial instruments and non-financial derivatives:

	Dec. 31, 2022		Dec. 31, 2021
	FV	CV	FV	CV
Financial assets at amortized cost
Cash[1]	$225,665	$225,665	$270,989	$270,989
Restricted cash[1]	486	486	437	437
Fair value through profit or loss
Trade and other receivables 1, [2,3]	87,638	87,638	172,890	172,890
Non-hedge derivative assets [4]	577	577	7,430	7,430
Investments [5]	9,799	9,799	11,158	11,158
Total financial assets	$324,165	$324,165	$462,904	$462,904
Financial liabilities at amortized cost
Trade and other payables1, [2]	195,872	195,872	189,179	189,179
Deferred Rosemont acquisition consideration [8]	18,876	18,876	27,518	27,518
Agreements with communities [6]	35,870	42,493	33,947	36,273
Wheaton refund liability[10]	7,744	6,383	5,424	5,424
Senior unsecured notes [7]	1,094,988	1,188,132	1,239,018	1,185,805
Fair value through profit or loss
Gold prepayment liability [9]	71,208	71,208	140,008	140,008
Non-hedge derivative liabilities [4]	17,995	17,995	12,451	12,451
Total financial liabilities	$1,442,553	$1,540,959	$1,647,545	$1,596,658

[1] Cash, restricted cash, trade and other receivables and trade and other payables are recorded at carrying value, which approximates fair value due to their short-term nature and generally negligible credit losses.

[2] Excludes tax and other statutory amounts.

[3] Trade and other receivables contain receivables including provisionally priced receivables classified as FVTPL and various other items at amortized cost. The fair value of provisionally priced receivables is determined using forward metals prices which is a level 2 valuation method.

[4] Derivatives are carried at their fair value, which is determined based on internal valuation models that reflect observable forward market commodity prices, currency exchange rates, and discount factors based on market US dollar interest rates adjusted for credit risk.

[5] All investments are carried at their fair value, which is determined using quoted market bid prices in active markets for listed shares.

[6] These financial liabilities relate to agreements with communities near the Constancia project in Peru (note 15). Fair values have been determined using a discounted cash flow analysis based on expected cash flows and a credit adjusted discount rate.

[7] Fair value of the senior unsecured notes (note 18) has been determined using the quoted market price at period end.

[8] Discounted value based on a risk adjusted discount rate.

[9] The gold prepayment liability (note 16) is designated as fair value through profit or loss under the fair value option. Gains and losses related to the Company's own credit risk have been recorded at fair value through other comprehensive income. The fair value adjustment recorded in other comprehensive income for the year ended December 31, 2022 was a gain of $512 (year ended December 31, 2021 was a loss of $2,684).
[10] Discounted value based on a market rate at inception of the applicable Wheaton contract for carrying value (note 19) and current market rate at period end for fair value.

Fair value hierarchy

The table below provides an analysis by valuation method of financial instruments that are measured at fair value subsequent to recognition as well as financial instruments not measured at fair value but for which a fair value is disclosed. Levels 1 to 3 are defined based on the degree to which fair value inputs are observable and have a significant effect on the recorded fair value, as follows:

- Level 1: Quoted prices in active markets for identical assets or liabilities;

- Level 2: Valuation techniques use significant observable inputs, either directly or indirectly, or valuations are based on quoted prices for similar instruments; and,

-            Level 3: Valuation techniques use significant inputs that are not based on observable market data.

December 31, 2022	Level 1	Level 2	Level 3	Total
Financial assets measured at fair value
Financial assets at FVTPL:
Non-hedge derivatives	$-	$577	$-	$577
Investments	9,799	-	-	9,799
	$9,799	$577	$-	$10,376
Financial liabilities measured at fair value
Financial liabilities at FVTPL:
Non-hedge derivatives	$-	$17,995	$-	$17,995
Gold prepayment liability	-	71,208	-	71,208
Financial liabilities at amortized cost:
Agreements with communities	-	-	35,870	35,870
Wheaton refund liability	-	-	7,744	7,744
Senior unsecured notes	1,094,988	-	-	1,094,988
	$1,094,988	$89,203	$43,614	$1,227,805

December 31, 2021	Level 1	Level 2	Level 3	Total
Financial assets measured at fair value
Financial assets at FVTPL:
Non-hedge derivatives	$-	$7,430	$-	$7,430
Investments	11,158	-	-	11,158
	$11,158	$7,430	$-	$18,588
Financial liabilities measured at fair value
Financial liabilities at FVTPL:
Non-hedge derivatives	$-	$12,451	$-	$12,451
Gold prepayment liability	-	140,008	-	140,008
Financial liabilities at amortized cost:
Agreements with communities	-	-	33,947	33,947
Wheaton refund liability	-	-	5,424	5,424
Senior unsecured notes	1,239,018	-	-	1,239,018
	$1,239,018	$152,459	$39,371	$1,430,848

The Company's policy is to recognize transfers into and transfers out of fair value hierarchy levels as of the date of the event or change in circumstances that caused the transfer. During the year ended December 31, 2022 and December 31, 2021, Hudbay did not make any such transfers.

The following valuation techniques are used for instruments categorized in Levels 2 and 3:

- Non-hedge derivatives (Level 2) - These contracts have been fair valued using observable forward commodity prices corresponding to the maturity of the contract.

- Gold prepayment liability (Level 2) - This contract have been fair valued using observable gold forward prices corresponding to the delivery date of gold ounces in the contract along with an estimate of credit risk for similar instruments.

- Agreements with communities (Level 3) - These contracts have been fair valued using an applicable credit-risk adjusted discount rate and foreign exchange rates.

- Wheaton refund liability (Level 3) - This liability has been fair valued using an applicable credit-risk adjusted discount rate.

Reasonable changes to inputs of financial instruments categorized as Level 3 were insignificant.

(b) Derivatives and hedging:

Copper fixed for floating swaps

Hudbay enters into copper fixed for floating swaps in order to manage the risk associated with provisional pricing terms in copper concentrate sales agreements. As at December 31, 2022, Hudbay had 89.7 million pounds of net copper swaps outstanding at an effective average price of $3.61/lb and settling across January to May 2023. As at December 31, 2021, Hudbay had 72.8 million pounds of net copper swaps outstanding at an effective average price of $4.34/lb and settling across January to April 2022. The aggregate fair value of the transactions at December 31, 2022 was a liability of $17,269 (December 31, 2021 - a liability position of $5,440).

Zinc fixed for floating swaps

Hudbay enters into zinc fixed for floating swaps in order to manage the risk associated with provisional pricing terms in zinc concentrate sales agreements. As at December 31, 2022, Hudbay had 17.5 million pounds of net zinc swaps outstanding at an effective average price of $1.32/lb and settling across January to March 2023. The aggregate fair value of the transactions at December 31, 2022 was a liability of $149. As at December 31, 2021, Hudbay held no zinc fixed for floating swaps.

Transactions involving derivatives are with large multi-national financial institutions that Hudbay believes to be credit worthy.

Non-hedge derivative zinc contracts

In the past, Hudbay entered into future dated fixed price sales contracts with refined zinc customers and, to ensure that the Company continued to receive a floating or unhedged realized zinc price, Hudbay entered into forward zinc purchase contracts that effectively offset the fixed price sales contracts. Hudbay held no forward zinc purchase contracts as at December 31, 2022. As at December 31, 2021, Hudbay held 3.1 million pounds of forward zinc purchase contracts with a price range of $1.44/lb to $1.52/lb. The aggregate fair value of the transactions at December 31, 2022 was nil. The aggregate fair value position at December 31, 2021 was an asset position of $419.

(c) Provisionally priced receivables

Changes in fair value of provisionally priced receivables

Hudbay records changes in fair value of provisionally priced receivables related to provisional pricing in concentrate purchase, concentrate sale and certain other sale contracts. Under the terms of these contracts, prices are subject to final adjustment at the end of a future period after title transfers based on quoted market prices during the quotation period specified in the contract. The period between provisional pricing and final pricing is typically up to three months.

Changes in fair value of provisionally priced receivables are presented in trade and other receivables when they relate to sales contracts and in trade and other payables when they relate to purchase contracts. At each reporting date, provisionally priced metals are marked-to-market based on the forward market price for the quotation period stipulated in the contract, with changes in fair value recognized in revenue for sales contracts and in inventory or cost of sales for purchase concentrate contracts. Cash flows related to changes in fair value of provisionally priced receivables are classified in operating activities.

As at December 31, 2022 and 2021, Hudbay's net position consisted of contracts awaiting final pricing which are as indicated below:

Metal in concentrate		Sales awaiting final pricing		Average YTD price ($/unit)
	Unit	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2022	Dec. 31, 2021
Copper	pounds (in thousands)	79,833	75,681	3.80	4.42
Gold	troy ounces	22,079	27,304	1,823	1,828
Silver	troy ounces	71,809	125,800	23.91	23.33
Zinc Concentrate	pounds (in thousands)	18,145	-	1.35	-

The aggregate fair value of provisionally priced receivables within the copper and zinc concentrate and refined zinc sales contracts at December 31, 2022, was an asset position of $20,285 (December 31, 2021 - an asset position of $6,500).

(d) Other financial liabilities

Gold prepayment liability

The gold prepayment liability (note 16) requires settlement by physical delivery of gold ounces or equivalent gold credits. The fair value of the financial liability at December 31, 2022 was a liability of $71,208 (December 31, 2021 - a liability of $140,008).

(e) Financial risk management

Hudbay's financial risk management activities are governed by Board-approved policies addressing risk identification, hedging authorization procedures and limits and reporting. The Company's policy objective, when hedging activities are undertaken, is to reduce the volatility of future profit and cash flow within the strategic and economic goals of Hudbay. From time to time, the Company employs derivative financial instruments, including forward and option contracts, to manage risk originating from exposures to commodity price risk, foreign exchange risk and interest rate risk. Significant derivative transactions are approved by the Board of Directors, and hedge accounting is applied when certain criteria have been met. Hudbay does not use derivative financial instruments for trading or speculation purposes. The following is a discussion of the Company's risk exposures.

(i) Market risk

Market risk is the risk that changes in market prices, including foreign exchange rates, commodity prices, share prices, and interest rates will cause fluctuations in the fair value or future cash flows of a financial instrument.

Foreign currency risk

Hudbay's primary exposure to foreign currency risk arises from:

- Translation of Canadian dollar denominated costs and, to a lesser extent, Peruvian soles cost into US dollars. Substantially all of the Company's revenue are denominated in US dollars, while the majority of its operating costs are denominated in either the Canadian dollar or Peruvian sol. Generally, with gross profit, appreciation of the US dollar relative to the Canadian dollar will increase Hudbay's profit.

- Translation of foreign currency denominated cash, trade and other receivables, trade and other payables, as well as other financial liabilities. Appreciation of the US dollar relative to a foreign currency will decrease the net asset value of these balances once they have been translated to US dollars, resulting in foreign currency translation losses on foreign currency denominated assets and gains on foreign currency denominated liabilities.

The Manitoba segment's primary financial instrument foreign currency exposure is on US denominated cash, trade and other receivables and other financial liabilities. The Peru segment's primary financial instrument foreign currency exposure is on Peruvian soles cash, trade and other payables and other financial liabilities.

The Company's exposure to foreign currency risk was as follows based on notional financial instrument amounts stated in US equivalent dollars:

	Dec. 31, 2022			Dec. 31, 2021
	CAD[1]	USD[2]	PEN[3]	CAD[1]	USD[2]	PEN[3]
Cash	$9,833	$26,749	$11,067	$10,627	$34,439	$6,992
Trade and other receivables	58	20,520	634	595	71,458	36,470
Other financial assets	9,799	-	-	11,158	-	-
Trade and other payables	(5,626)	(113)	(29,587)	(6,347)	(3,001)	(17,006)
Other financial liabilities	-	-	(42,493)	-	-	(36,273)
	$14,064	$47,156	$(60,379)	$16,033	$102,896	$(9,817)

1 HMI is exposed to foreign currency risk on CAD.

[2] The Manitoba segment is exposed to foreign currency risk on USD.

[3] The Peru segment is exposed to foreign currency risk on PEN.

The following sensitivity analysis for foreign currency risk relates solely to financial instruments and non-financial derivatives that were outstanding as at the year-end date; each sensitivity calculation assumes all other variables are held constant. This analysis is based on values as at December 31, 2022 and does not reflect the overall effect that changes in market variables would have on the Company's operating results.

December 31, 2022	Change of:	Would have changed 2022 after-tax profit by:
USD/CAD exchange rate[1]	+ 10%	$1.5	million
USD/CAD exchange rate[1]	- 10%	(1.8)	million
USD/PEN exchange rate[2]	+ 10%	3.5	million
USD/PEN exchange rate[2]	- 10%	(4.3)	million
December 31, 2021	Change of:	Would have changed 2021 after-tax profit by:
USD/CAD exchange rate[1]	+ 10%	$4.8	million
USD/CAD exchange rate[1]	- 10%	(5.7)	million
USD/PEN exchange rate[2]	+ 10%	0.6	million
USD/PEN exchange rate[2]	- 10%	(0.7)	million

[1] Effect on profit due to foreign currency remeasurements of balances denominated in a currency different from a Hudbay subsidiary's functional currency.
[2] Effect on profit due to foreign currency remeasurement of balances denominated in Peruvian Sol.

Commodity price risk

Hudbay is exposed to market risk from prices for the commodities the Company produces and sells, such as copper, zinc, gold and silver. From time to time, Hudbay maintains price protection programs and conducts commodity price risk management through the use of derivative contracts. The following sensitivity analysis for commodity price risk relates solely to financial instruments and non-financial derivatives that were outstanding as at the year-end date; each sensitivity calculation assumes all other variables are held constant. This analysis is based on values as at December 31, 2022 and does not reflect the overall effect that changes in market variables would have on the Company's operating results.

December 31, 2022	Change of:		Would have changed 2022 after-tax profit by:
Copper prices ($/lb)[1]	+	$0.30	$(1.8)	million
Copper prices ($/lb)[1]	-	$0.30	1.8	million
Zinc prices ($/lb)[2]	+	$0.10	-	million
Zinc prices ($/lb)[2]	-	$0.10	-	million
December 31, 2021	Change of:		Would have changed 2021 after-tax profit by:
Copper prices ($/lb)[1]	+	$0.30	$0.5	million
Copper prices ($/lb)[1]	-	$0.30	(0.5)	million
Zinc prices ($/lb)[2]	+	$0.10	0.2	million
Zinc prices ($/lb)[2]	-	$0.10	(0.2)	million

[1] Effect on profit due to provisional pricing derivatives (note 28c) and copper fixed for floating swaps (note 28b).
[2] Effect on profit due to provisional pricing derivatives (note 28c), non-hedge zinc derivatives and zinc fixed for floating swaps (note 28b).

Share price risk

Hudbay is exposed to market risk from share prices of the Company's investments in listed Canadian metals and mining entities. These investments are made to foster strategic relationships, in connection with joint venture agreements and for investment purposes. Management monitors the value of these investments for the purposes of determining whether to add or reduce Hudbay's positions. The following sensitivity analysis of share price risk relates solely to financial instruments that were outstanding as at the year-end date; each sensitivity calculation assumes all other variables are held constant. This analysis is based on values as at December 31, 2022 and does not reflect the overall effect that changes in market variables would have on the Company's finance expenses.

December 31, 2022	Change of:		Would have changed 2022 after-tax profit by:
Share prices	+	25%	$2.4	million
Share prices	-	25%	(2.4)	million
December 31, 2021	Change of:		Would have changed 2021 after-tax profit by:
Share prices	+	25%	$2.8	million
Share prices	-	25%	(2.8)	million

Interest rate risk

Hudbay is exposed to the following interest rate risks:

- cash flow interest rate risk on its cash and cash equivalents; and,

- interest rate risk on its senior secured revolving credit facilities.

The only relevant risks at December 31, 2022 is interest rate risk on cash. The senior secured revolving credit facilities remain undrawn as at December 31, 2022. Neither the 2026 Notes nor the 2029 Notes contain embedded derivatives that require bifurcation from the host contract.

This analysis only quantifies the impact of the interest rate risk on cash based on balances held as at December 31, 2022 and 2021 and does not reflect the overall effect that changes in market variables would have on the Company's finance expenses.

December 31, 2022	Change of:		Would have changed 2022 after-tax profit by:
Interest rates	+	2.00%	$4.5	million
Interest rates	-	2.00%	(4.5)	million
December 31, 2021	Change of:		Would have changed 2021 after-tax profit by:
Interest rates	+	2.00%	$5.4	million
Interest rates	-	2.00%	(5.4)	million

(ii) Credit risk

Credit risk is the risk of financial loss to Hudbay if a customer or counterparty to a financial instrument fails to meet its obligations. The Company's maximum exposure to credit risk at the reporting date is represented by the carrying amount, net of any impairment losses recognized, of financial assets and non-financial derivative assets recorded on the consolidated balance sheets. Refer to note 28a.

A large portion of Hudbay's cash are on deposits with major Schedule 1 Canadian banks. Deposits with Schedule 1 Canadian banks represented 64% of total cash as at December 31, 2022 (2021 - 76%). Hudbay's investment policy requires it to comply with a list of approved investments, concentration and maturity limits, as well as credit quality. Credit concentrations in the Company's short-term investments are monitored on an ongoing basis.

Transactions involving derivatives are with counterparties Hudbay believes to be creditworthy.

At December 31, 2022, approximately 86% of Hudbay's trade receivables were insured or payable by letters of credit (2021 - 96% were insured or payable by letters of credit). Insured receivables have a credit insurance deductible of 10%. The deductible and any additional exposure to credit risk is monitored and approved on an ongoing basis. Expected credit losses on trade and other receivables at December 31, 2022 and December 31, 2021, are insignificant.

Two customers accounted for approximately 18% and 14% of total trade receivables as at December 31, 2022 (2021 - two customers accounted for approximately 29% and 23% of total trade receivables). Credit risk for these customers is assessed as medium to low. As at December 31, 2022, none of the Company's trade receivables were aged more than 30 days (2021 - nil).

(iii) Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its obligations associated with financial liabilities. Hudbay's objective is to maintain sufficient liquid resources to meet operational and investing requirements.

The following summarizes the contractual undiscounted cash flows of the Company's non-derivative and derivative financial liabilities, including any interest payments, by remaining contractual maturity and financial assets used to manage liquidity risk. The table includes all instruments held at the reporting date for which payments had been contractually agreed at the reporting date. The undiscounted amounts shown are gross amounts, unless the liabilities will be settled net. Amounts in foreign currency are translated at the closing rate at the reporting date. When a counterparty has a choice of when an amount is paid, the liability is allocated to the earliest possible time period.

Dec. 31, 2022	Carrying amount	Contractual cash flows	12 months or less	13 - 36 months	37 - 60 months	More than 60 months
Assets used to manage liquidity risk
Cash	$225,665	$225,665	$225,665	$-	$-	$-
Restricted cash	486	486	486	-	-	-
Trade and other receivables	87,638	87,638	87,638	-	-	-
Non-hedge derivative assets	577	577	577	-	-	-
	$314,366	$314,366	$314,366	$-	$-	$-
Non-derivative financial liabilities
Trade and other payables, including embedded derivatives	$(195,872)	$(195,872)	$(195,872)	$-	$-	$-
Agreements with communities [1]	(42,493)	(67,662)	(8,421)	(8,591)	(7,688)	(42,962)
Deferred Rosemont acquisition consideration	(18,876)	(20,000)	(10,000)	(10,000)	-	-
Long-term debt	1,188,132	(1,541,669)	(66,692)	(132,852)	(687,000)	(655,125)
Gold prepayment obligation [2]	(71,208)	(71,208)	(71,208)	-	-	-
Wheaton refund liability	6,383	(79,232)	-	-	-	(79,232)
	$866,066	$(1,975,643)	$(352,193)	$(151,443)	$(694,688)	$(777,319)
Derivative financial liabilities
Non hedge derivative contracts	$(17,995)	$(17,995)	$(17,995)	$-	$-	$-
	$(17,995)	$(17,995)	$(17,995)	$-	$-	$-

[1] Represents the Peru community agreement obligation, excluding interest.
[2] Discounted.

Dec. 31, 2021	Carrying amount	Contractual cash flows	12 months or less	13 - 36 months	37 - 60 months	More than 60 months
Assets used to manage liquidity risk
Cash	$270,989	$270,989	$270,989	$-	$-	$-
Restricted cash	437	437	437
Trade and other receivables	172,890	172,890	172,890	-	-	-
Non-hedge derivative assets	7,430	7,430	7,430	-	-	-
	$451,746	$451,746	$451,746	$-	$-	$-
Non-derivative financial liabilities
Trade and other payables, including embedded derivatives	$(189,179)	$(189,179)	$(189,179)	$-	$-	$-
Agreements with communities [1]	(36,273)	(52,497)	(9,282)	(9,719)	(5,220)	(28,276)
Deferred Rosemont acquisition consideration	(27,518)	(30,000)	(10,000)	(20,000)	-	-
Long-term debt, including embedded derivatives	(1,185,805)	(1,614,686)	(68,348)	(136,696)	(717,767)	(691,875)
Gold prepayment obligation [2]	(140,008)	(140,008)	(71,394)	(68,614)	-	-
Wheaton refund liability	(5,424)	(78,500)	-	-	-	(78,500)
	$(1,584,207)	$(2,104,870)	$(348,203)	$(235,029)	$(722,987)	$(798,651)
Derivative financial liabilities
Non-hedge derivative contracts	$(12,451)	$(12,451)	$(12,451)	$-	$-	$-
	$(12,451)	$(12,451)	$(12,451)	$-	$-	$-

[1] Represents the Peru community agreement obligation, excluding interest.
[2] Discounted.